Exhibit 13

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Commtouch Software Ltd. (the "Company") on Form 20-F for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Gideon Mantel and Ron Ela, Chief Executive Officer and Chief Financial Officer of the Company, respectively, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Gideon Mantel	/s/Ron Ela
Gideon Mantel	Ron Ela
Chief Executive Officer	Chief Financial Officer
March 31, 2008	March 31, 2008